UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 23, 2009

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Money4Gold Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-50494	98-0412432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway, Suite 600, Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

(561) 544-2447

Registrant’s telephone number, including area code

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

The information provided under Item 5.02 below, where applicable, is incorporated under this Item 1.01.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2009, the Compensation Committee of Money4Gold Holdings, Inc. approved an amendment (the “Amendment”) to the employment agreements with its Chief Executive Officer, Douglas Feirstein, its Chief Operating Officer, Todd Oretsky, its Chief Financial Officer, Daniel Brauser and its President, Hakan Koyuncu.  The Amendment increases the annual salaries of each of the above executive officers to $275,000, effective December 1, 2009 and to $300,000, effective June 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MONEY4GOLD HOLDINGS, INC.

Date: December 2, 2009	By:	/s/ DOUGLAS FEIRSTEIN
	Name:	Douglas Feirstein
	Title:	Chief Executive Officer

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